UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024

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Primo Water Corporation
(Exact name of registrant as specified in its charter)

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Ontario	001-31410	98-0154711
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1150 Assembly Dr.	33607
Suite 800	(Zip Code)
Tampa, Florida, United States
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(813) 544-8515

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares without nominal or par value	PRMW	New York Stock Exchange
	PRMW	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On May 9, 2024, Primo Water Corporation (the “Company”) issued a press release reporting financial results for the first quarter ended March 30, 2024. A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s Annual and Special Meeting of Shareowners (the “Meeting”) was held on Wednesday, May 8, 2024. As at the record date of March 21, 2024, 159,732,494 common shares were outstanding and entitled to notice of and to vote at the Meeting.

Election of Directors

At the Meeting, shareowners approved the election of Britta Bomhard, Susan E. Cates, Eric J. Foss, Jerry Fowden, Derek R. Lewis, Lori T. Marcus, Billy D. Prim, Robbert Rietbroek, Archana Singh and Steven P. Stanbrook to serve for the ensuing year and until their respective successors are elected.

	For	Against	Withhold[1]	Broker non-votes
Britta Bomhard	134,700,562	-	4,667,632	7,906,364
Susan E. Cates	137,067,341	-	2,300,853	7,906,364
Eric J. Foss	136,076,145	-	3,292,049	7,906,364
Jerry Fowden	134,720,710	-	4,647,484	7,906,364
Derek R. Lewis	136,550,698	-	2,817,496	7,906,364
Lori T. Marcus	137,477,698	-	1,890,496	7,906,364
Billy D. Prim	136,694,229	-	2,673,965	7,906,364
Robbert Rietbroek	139,102,790	-	265,404	7,906,364
Archana Singh	136,317,284	-	3,050,910	7,906,364
Steven P. Stanbrook	136,942,597	-	2,425,597	7,906,364

Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Certified Public Accounting Firm

At the Meeting, shareowners approved the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered certified public accounting firm for its 2024 fiscal year.

For	Against	Abstain[2]	Broker non-votes
140,085,765	7,087,647	101,146	-

Advisory Vote on Executive Compensation

At the Meeting, shareowners approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion.

1 “Withheld” votes are counted as votes cast on the election of directors.

2 “Abstentions” and “broker non-votes” are not counted as votes cast for or against a proposal, other than in respect of the approval of Amendment No. 4 to Primo Water’s 2018 Equity Incentive Plan, in which case abstentions are counted as votes against the proposal.

For	Against	Abstain	Broker non-votes
132,654,169	6,000,336	713,689	7,906,364

Approval of Shareholder Rights Plan

At the Meeting, shareowners approved the Company’s Shareholder Rights Plan.

For	Against	Abstain	Broker non-votes
128,451,863	10,804,863	111,468	7,906,364

  Approval of Amendment No. 4 to Primo Water’s 2018 Equity Incentive Plan

At the Meeting, shareowners approved Amendment No. 4 to Primo Water’s 2018 Equity Incentive Plan.

For	Against	Abstain	Broker non-votes
131,560,360	7,694,710	113,124	7,906,364

Item 8.01.	Other Events.

On May 9, 2024, the Company announced that the Board of Directors declared a dividend of US$0.09 per common share, payable in cash on June 18, 2024 to shareowners of record at the close of business on June 7, 2024.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Primo Water Corporation, dated May 9, 2024 (furnished herewith).
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primo Water Corporation
May 9, 2024
	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Chief Legal Officer and Secretary